UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23084

Series Portfolios Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Ryan Roell, President
Series Portfolios Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-6839
Registrant's telephone number, including area code

Date of fiscal year end: October 31, 2019

Date of reporting period: October 31, 2019

Item 1. Report to Stockholders.

Rareview Longevity Income Generation Fund

Institutional Class – RVIGX
Retail Class – RLIGX

Annual Report

October 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.rareviewfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 888-RVFUNDS (888-783-8637) or by sending an email request to info@rareviewfunds.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 888-RVFUNDS (888-783-8637) or send an email request to info@rareviewfunds.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

Rareview Longevity Income Generation Fund

December 23, 2019

Dear Shareholder,

The contrast between the investing environments in 2018 and 2019 could hardly have been starker. They were, for all intents, opposites.

•
In 2018, the dominant theme was the Federal Reserve’s (“Fed”) campaign of dual monetary policy tightening – interest rate increases and a shrinking of its balance sheet. The result was a rolling bear market across regions, asset classes, and the corporate capital structure. For the first time since 1990, the primary benchmarks for global equities (MSCI ACWI Index) and bonds (Bloomberg Barclays Global-Aggregate Total Return Index) closed negative on the year. Also, more than 90% of asset classes had negative total returns in US dollar terms for the year, the highest share since 1901. In September 2018, we communicated our view that monetary policy became restrictive when the Fed surpassed the neutral Fed Funds rate in the summer. And, if the Fed hiked interest rates in December, it would be the last of the cycle because it would cause a financial accident. The Fed hiked interest rates in December, and the stock market recorded its worst December since the Great Depression in 1931.

•
In 2019, the dominant theme was the reversal of the Fed’s campaign of dual monetary policy tightening. In a mid-cycle adjustment, not an easing cycle, the Fed cut interest rates three times by a total of 0.75%. Also, in July, the Fed ended the shrinking of its balance sheet, and by mid-September shifted to increasing the size of it once again. Currently, 2019 is set to be the best year for a traditional 60/40 stock-bond portfolio since 1990. Also, this is the only year since 1990 that all major asset classes – stocks, bonds, mortgages, utilities, gold, etc. – have a Sharpe ratio greater than 1.00. We believe the Fed has returned the Fed funds rate to its neutral level, currently between 1.50% and 1.75%.

Considering this extraordinary period, where markets moved from one extreme to the other, we believe the Fund performed well, including delivering a high and stable distribution yield.

So, what is next for your investment?

Federal Reserve: We believe the primary driver of investment returns remains the Fed, including lower interest rates and an expansion of its balance sheet.

Although the Fed cut interest rates, we believe they only have returned the Fed funds rate to its neutral level. With US nominal and real growth nearly 2% below trend, we think policy should be more accommodative, especially if the goal is steepening the yield curve. However, the Fed has communicated that the bar to lower interest rates is higher than the previous three interest rate cuts. Because the Fed appears reticent to be proactive with looser policy, the yield curve remains very flat, with the risk of inverting again following only a minor financial shock.

In July, the Fed ended its shrinking of the balance sheet, and by mid-September shifted to increasing its size once again. The catalyst for this shift to balance sheet expansion was a severe dislocation in the money markets in early September. The Fed had shrunk its balance sheet too aggressively, and liquidity became too tight. As a result, the Fed is likely to buy a moderate amount of US Treasuries in 2020 as it seeks to find the optimal size of its balance sheet. We believe this will be incrementally supportive for stocks and bonds.

Global Growth: Secondarily, we believe global growth will drive investment returns, specifically the US-China trade war and US employment.

Rareview Longevity Income Generation Fund

Economic growth remains weak, and corporate profits have turned negative. Starting in January 2018, the global manufacturing Purchasing Managers Index (PMI) declined for a record 19 straight months. Also, the OECD US and Global Economic Leading Indicators, a widely followed input for asset allocation models, fell for a record 21 months through September and only showed its first monthly gain in October. On an absolute basis, the indicators remain at recessionary levels, but the contractionary momentum has stopped.

We believe that if the US rolls-back existing tariffs on China that there will be a recovery out of the global manufacturing recession. Conversely, anything short of rolling-back existing tariffs increases the risk of a more prolonged and pronounced negative impact on global growth and corporate profits.

Ultimately, we believe a US-China cold war is just starting. In a “technological decoupling,” both countries are moving down a path of separate technology systems, such as network infrastructure, data flows, applications, hardware supply chains, standards, etc.

As a result, a short-term pause will not stop corporations from safeguarding their businesses by building out a second supply chain in Indonesia, Vietnam, Malaysia, and Mexico. This build-out will last years and be a drag on profits throughout the 2020s.

Finally, in the US, we are closely monitoring for signs of large-scale layoffs in the US labor market. Currently, growth has slowed significantly below the trend, and the annual pace of hiring has hit a 10-year low. However, there are no observable large-scale layoffs that could tip the US economy into recession.

Geopolitics: President Trump’s agenda is supportive of financial conditions – high stock prices, low interest rates, loose credit, and low gas prices. Add in over-stimulatory monetary and fiscal policy, and it is easier to understand why his policies have led to “US exceptionalism.” From an investment standpoint, the outlier risk for 2020 is that President Trump loses his re-election bid. Undoing the lower corporate tax, changing the GAAP accounting benefits, not running a large budget deficit, adding the wealth tax back, increasing regulations, etc. would be negative for growth and earnings. We believe that a Democratic President that rolls back President Trump’s economic policies could lead to materially lower equity prices. Also, depending on the progressiveness of the winner, we would expect the Fed to respond by lowering interest rates towards the zero-bound.

Asset Allocation: Our asset allocation models signal a defensive posture over the intermediate-term. The portfolio construction is biased for the US yield curve to steepen, real interest rates to remain low, and towards defensive assets but does not strongly favor one sector over another currently.

Credit: Credit risk can be employed currently due to high absolute yield levels. Specifically, if volatility does not rise and remain elevated for an extended period, high yield corporate bond spreads can remain contained. We are mindful that the bulk of credit spread widening in a cycle happens from the point when the Fed finishes raising interest rates until it is deep into a rate-cutting cycle. Why? Because that is when growth expectations are typically rolling over, and recession risks are rising fastest. The various ratios used to measure leverage loans creditworthiness show poor quality. As a result, this sector should be avoided outside of short-term (i.e., 1-3 months) tactical trading opportunities.

Equities: Historically, estimates for the full-year S&P 500 operating earnings are elevated to start the new year. For example, to begin 2019, the estimate was $174-178. The result for 2019 is likely $162-164. Despite a ~15% drop in expectations and corporate profits having turned negative last summer, the S&P 500 is up substantially this year because of lower interest rates and a higher price-to-earnings (P/E) multiple. Therefore, higher stock prices next year are predicated on higher earnings and positive earnings surprises. Otherwise, 2019 borrowed

Rareview Longevity Income Generation Fund

2020’s gains. Said differently, equity markets discounted a high amount of earnings recovery for the remainder of the year and into next, as well as increasing the P/E ratio. The reward-to-risk for the intermediate-term remains tilted negatively. Unless the US rolls-back tariffs on China, we expect corporate earnings growth to slow. As a result, we believe risky assets are vulnerable to a pronounced downside scenario, including a bear market. Heading into 2020, we favor equity overwrite and covered call option closed-end fund strategies. We believe realized volatility will increase, and this group offers a distribution yield in the high single and low double-digits with a reduced beta to the S&P 500. In general, any equity beta will be underweight. Finally, low volatility and interest rate sensitive equity factors saw an extreme outperformance relative to the S&P 500 in the past year. On a relative basis, the outperformance of defensive factors equaled that seen in 2008, 2011, and 2016 episodes of growth slowing, credit tightness, and risk asset weakness. Historically, we have not seen outperformance of this magnitude while the US equity market was appreciating. While we believe this can continue, it is less likely that the pace of 2019 will be repeated in 2020.

Municipal Bonds: The municipal bond closed-end fund sector had its best 12 months of total returns in the past 10 years, gaining nearly 22%. With the path of monetary policy tilted towards lower interest rates, we believe this sector has the potential to maintain an above-average return profile over the next 12 months. If leverage costs decline and distribution rates increase, there is the potential for substantial discount tightening in addition to price appreciation. In aggregate, discounts in the municipal bond CEF universe remain in the top 10% of history and should reprice as borrowing costs fall. Therefore, if the Fed were to cut interest rates by 50-100 basis points (bps) over the next 12 months, we believe the total returns on a risk-adjusted and absolute basis would be extremely compelling.

Mortgage-backed Securities (MBS): Because concern over principal loss is lower than normal, we believe an allocation to mortgage-backed securities (MBS) closed-end funds is warranted. Historically, MBS has a lower duration and volatility than other investment-grade bond sectors, higher yields than US Treasuries, and lower correlations to equities than corporate credit.

Mortgage REITs: We believe that agency mortgage REITs (“mREITs”) offer compelling total returns throughout a Fed easing cycle. mREITs use between 5 to 9 times leverage to purchase a basket of mortgage securities. As their leverage costs decline and the US yield curve steepens, their distribution rates may increase due to widening net interest spreads. And, concurrently, they may likely experience principal gains from overall yields declining. Collectively, we believe that the potential for mREITs to generate a high amount of total return over the next year is significant. For a product with a historical volatility of ~13, the risk-adjusted return potential is, in our view, one of the best in the public markets. Similar to closed-end funds (CEFs), mREITs use leverage, have high distribution yields, and trade at a discount or premium to their book value. Like the tactical trading approach we use in the CEF market, we seek to generate positive alpha over time by capturing the change in share price relative to book value.

Emerging Market Debt: To collect the high yield, which is the highest of any closed-end fund sector, exposure to emerging market debt is warranted. In the aggregate, hard currency debt credit spreads will likely benefit from lower or contained US Treasury yields. However, when the US-China trade war risk is elevated, it is prudent to tactically hedge out the currency exposure for local-currency debt. If the US rolls-back tariffs on China, it is prudent to increase local currency debt exposure as they may gain from a strengthening of the Chinese yuan.

In conclusion, we believe it is more likely that the Fed will cut interest rates than hike them in the next 12 months. As a result, we believe the environment over 2020 will be favorable for total returns in income-bearing assets.

Along the way, we seek to capture inefficiencies in the closed-end fund marketplace. They are the only product that has three potential return streams: high-income distribution, discount-to-NAV capture, and share price appreciation.

Rareview Longevity Income Generation Fund

Currently, the ability to capture changeovers in the discount-to-NAV in fixed income closed-end funds is opportunistic. The absolute and relative historic level of discounts remain very wide and should reprice if borrowing costs fall further. If the Fed cuts interest rates by 50-100 basis points over the next 12 months, we believe the total returns on a risk-adjusted and absolute basis would be above average.

For periodic commentary on the closed-end fund marketplace and other relevant topics, please visit the Adviser’s website at www.rareviewcapital.com.

Should you have questions about your account or require assistance, please visit the Fund’s website at www.rareviewfunds.com, or call our customer service team at 1-888-783-8637.

We value your trust and confidence in the Fund, and thank you for your investment.

Sincerely,

Neil Azous
Chief Investment Officer
Rareview Capital LLC

This letter reflects our analysis and opinions as of October 31, 2019, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

Must be preceded or accompanied by a prospectus.

Past performance is not a guarantee of future results.

Mutual Fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in Asset Backed and Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Closed-end funds involve investment risks different from those associated with other investment companies. Shares of closed-end funds frequently trade at either a premium or discount relative to their NAVs. When the Fund purchases shares of a closed end fund at a discount to its NAV, there can be no assurance that the discount will decrease.

A fund’s distribution yield is the most recently announced dividend amount, annualized based on the payment frequency, then divided by the last price. The Sharpe ratio measures the performance of an investment compared to a risk-free asset, after adjusting for its risk. It is defined as the difference between the returns of the investment and the risk-free return, divided by the standard deviation of the investment. The yield curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality but differing maturity dates. The most frequently reported yield curve compares the three-month, two-year, five-year and 30-year U.S. Treasury debt. This yield curve is used as a benchmark for other debt in the market, such as mortgage rates or bank lending rates,

Rareview Longevity Income Generation Fund

and it is also used to predict changes in economic output and growth. The Standard & Poor’s 500, often abbreviated as the S&P 500, or just “the S&P”, is an American stock market index based on the market capitalizations of 500 large companies having common stock listed on the NYSE or NASDAQ. The S&P 500 index components and their weightings are determined by S&P Dow Jones Indices. The MSCI ACWI Index is a free-float weighted equity index, including both emerging and developed world markets. The Bloomberg Barclays Global Aggregate Bond Index is a flagship measure of global investment grade debt from twenty-four local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers. One cannot invest directly in an Index. Alpha: A risk-adjusted measure of an investment’s excess return relative to a benchmark. Beta: A quantitative measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole. The Global Manufacturing Purchasing Managers Index (PMI) is an index of the prevailing direction of economic trends in the manufacturing and service sectors. It consists of a diffusion index that summarizes whether market conditions, as viewed by purchasing managers, are expanding, staying the same, or contracting. The purpose of the PMI is to provide information about current and future business conditions to company decision makers, analysts, and investors. The Organisation for Economic Co-operation and Development (OECD) is an international organisation that works to build better policies for better lives. Together with governments, policy makers and citizens, the OECD works on establishing international norms and finding evidence-based solutions to a range of social, economic and environmental challenges. A credit spread is the difference in yield between a U.S. Treasury bond and another debt security of the same maturity but different credit quality. S&P 500 Operating Earnings Per Share tracks the operating earnings, or profits calculated from operating revenue and expenses of companies constituting the S&P 500 index. The price-to-earnings ratio (P/E ratio) is the ratio for valuing a company that measures its current share price relative to its per-share earnings (EPS). The price-to-earnings ratio is also sometimes known as the price multiple or the earnings multiple. Basis Points (BPS): One-hundredth of one percent, used chiefly in expressing differences of interest rates. Duration is a measure of the sensitivity of the price – the value of principal – of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. The book value of a company is the difference between that company’s total assets and total liabilities. Discount-to-NAV: A pricing situation that occurs with a closed-end mutual fund when its market price is currently lower than the net asset value of its components.

Fund holdings are subject to change and should not be considered a recommendation to buy or sell any securities. For a complete list of Fund holdings, please refer to the Schedule of Investments section of this report.

Opinions expressed are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Rareview Longevity Income Generation Fund is distributed by Quasar Distributors, LLC. Quasar is affiliated with U.S. Bank, N.A. and U.S. Bancorp Fund Services, LLC.

Rareview Longevity Income Generation Fund

WHAT IS THE FUND’S INVESTMENT STRATEGY?

The Fund’s investment strategy is to purchase closed-end funds (CEFs) that invest across a diversified group of asset classes. Typical securities will include municipal bonds, investment-grade corporate bonds, high-yield corporate bonds, leveraged loans, emerging-market bonds, convertible debt securities, preferred stocks, US equities, non-US equities, emerging market equities, utility stocks, REITs, and MLPs. Normally, fixed-income securities will represent 60% or more of the Fund’s assets.

WHAT CONTRIBUTING FACTORS WERE RESPONSIBLE FOR THE FUND’S RELATIVE PERFORMANCE DURING THE PERIOD?

Overall: The Fund modestly underperformed because of a higher cash balance over the period as cross-asset volatility remained persistently high, and its overall underweight exposure to the equity asset class.

Fixed Income: The Fund held a moderately-to-high exposure in high-grade fixed income assets, such as investment grade corporate bonds, municipal bonds, and mortgage bonds over the period. This helped drive strong performance as interest rates fell by a substantial amount over the period. The Fund held an equal weight exposure to high yield credit, which positively contributed to performance, but this sector lagged all other fixed income over the period. The Fund’s zero exposure to leveraged loans over the period was a positive contributor to relative performance as it was the worst-performing fixed income asset class. Finally, the Fund’s holdings in local currency emerging market debt moderately detracted from performance on a relative basis.

Equities: The Fund’s equity holdings outperformed the S&P 500. However, a significant underweight to equities was a negative contributor to performance relative to the benchmark. Interest rate sensitive equities and alternative sources of income (i.e., REITs and preferred) generated strong performance, and outperformed the broader equity market, although the Fund only held an equal weight exposure over the period.

Derivatives: During the period, the Fund held derivatives, including futures and options, which were utilized to manage the portfolio’s exposures and mitigate risk during market distress. Derivatives were actively used to mitigate interest rate, equity, and currency risks. Overall, the use of derivatives on a systematic and discretionary basis moderately detracted from performance.

HOW WAS THE FUND POSITIONED AT THE END OF OCTOBER 2019?

Asset Allocation: Over the period, our core short-term projected returns remained neutral-to-negative, and our intermediate-term projected returns remained moderately negative. In response, our asset allocation model recommended a defensive portfolio construction for most of the period. This served the Fund well on an absolute basis, as defensive assets outperformed cyclical assets by a substantial margin. To end the period, the Fund’s fixed income holdings are at the high end and the equity holdings are at the very low end of their allocation bands. Cash was held at the middle-to-higher end of its range.

Closed-End Fund Positioning: The discounts of closed-end funds tightened over the period, coming from their widest levels since the 2008 Global Financial Crisis. Holdings in equity, interest-rate sensitive, and investment-grade credit closed-end funds saw their discounts tighten to zero during the second half of the period. This necessitated a rotation into alternative asset classes that provided similar exposure. Locating equity closed-end funds with a discount became challenging as the period progressed, and equity markets appreciated markedly. Overall, fixed income closed-end funds continue to offer an attractive opportunity. The discounts remain significantly wider than in the past because of a flat yield curve and many interest rate hikes.

Cash: The cash balance at the end of the period was above average.

Rareview Longevity Income Generation Fund

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK DURING THE REPORTING PERIOD?

Cumulative Returns Through October 31, 2019
Value of $1,000,000 Investment (Unaudited)

The chart assumes an initial investment of $1,000,000. Performance reflects waivers of fees and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Rates of Return (%) – As of October 31, 2019

	One Year	Since Inception(1)
Rareview Longevity Income Generation Fund (Institutional)	9.36%	5.76%
Rareview Longevity Income Generation Fund (Retail)	9.02%	5.51%
Morningstar Multi-Asset High Income Index(2)	10.90%	5.94%

(1)	Inception date of the Fund was November 1, 2016.
(2)
The Morningstar Multi-Asset High Income Index is broadly diversified and seeks to deliver a high level of current income while maintaining long-term capital appreciation. It consists of a comprehensive set of ETFs that collectively target equity, fixed-income and alternative income sources. The Fund compares its performance in this annual report to the Morningstar Multi-Asset High Income Index.

Returns for periods greater than one year are annualized total returns over the period November 1, 2016 through October 31, 2019.

Performance data quoted represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling 1-888-783-8637. Total return measures net investment income and capital gain or loss from portfolio investments. All performance shown assumes reinvestment of dividends and capital gains distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Rareview Longevity Income Generation Fund

Investment Vehicle Allocation(1) (% of Net Assets) (Unaudited)
October 31, 2019

(1)
Data expressed as a percentage of net assets as of October 31, 2019.  Data expressed excludes written options and open futures. Please refer to the Schedule of Investments, Schedule of Written Options and Schedule of Open Futures Contracts for more details on the Fund’s individual holdings.

*	Amount calculated is less than 0.5%.

Asset Class Allocation(2) (% of Investments) (Unaudited)
October 31, 2019

(2)
Data expressed as a percentage of investments, at value, (including open futures contracts) as of October 31, 2019.  Please refer to the Schedule of Investments, Schedule of Written Options and Schedule of Open Futures Contracts for more details on the Fund’s individual holdings.

Rareview Longevity Income Generation Fund

Expense Example (Unaudited)
October 31, 2019

As a shareholder of Rareview Longevity Income Generation Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, and other Fund specific expenses. The expense example is intended to help the shareholder understand ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the most recent six-month period.

The Actual Expenses comparison provides information about actual account values and actual expenses. A shareholder may use the information in this line, together with the amount invested, to estimate the expenses paid over the period. A shareholder may divide his/her account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses paid on his/her account during this period.

The Hypothetical Example for Comparison Purposes provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period. A shareholder may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemptions fees, or exchange fees. Therefore, the Hypothetical Example for Comparison Purposes is useful in comparing ongoing costs only, and will not help to determine the relevant total costs of owning different funds. In addition, if these transactional costs were included, shareholder costs would have been higher.

	Annualized Net
	Expense Ratio	Beginning Account	Ending Account	Expenses Paid During
	(10/31/19)	Value (5/1/19)	Value (10/31/19)	Period (5/1/19 – 10/31/19)(1)
Institutional Class
Actual Expenses(2)(3)	1.85%	$1,000.00	$1,020.20	$ 9.42
Hypothetical Example for
Comparison Purposes
(5% return before expenses)(3)	1.85%	$1,000.00	$1,015.88	$ 9.40
Retail Class
Actual Expenses(2)(4)	2.15%	$1,000.00	$1,018.00	$10.94
Hypothetical Example for
Comparison Purposes
(5% return before expenses)(4)	2.15%	$1,000.00	$1,014.37	$10.92

(1)	Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 184/365 to reflect the six-month period.
(2)	Based on the actual returns for the six-month period ended October 31, 2019 of 2.02% and 1.80% for Institutional Class and Retail Class, respectively.
(3)	Excluding broker interest expense, your actual cost of investing and your hypothetical cost of investing would have been $9.22 and $9.20, respectively in the Institutional Class.
(4)	Excluding broker interest expense, your actual cost of investing and your hypothetical cost of investing would have been $10.68 and $10.66, respectively in the Retail Class.

Rareview Longevity Income Generation Fund

Schedule of Investments
October 31, 2019

	Shares	Value
CLOSED-END FUNDS – 76.92%
Aberdeen Asia-Pacific Income Fund, Inc.	200,927	$853,940
Aberdeen Global Premier Properties Fund	36,323	234,647
Aberdeen Total Dynamic Dividend Fund	43,625	368,195
BlackRock Core Bond Trust	20,820	301,682
BlackRock Corporate High Yield Fund, Inc.	60,033	656,161
BlackRock Credit Allocation Income Trust	42,323	573,477
BlackRock Debt Strategies Fund, Inc.	54,573	587,751
BlackRock Enhanced Equity Dividend Trust	29,532	275,829
BlackRock Income Trust, Inc.	32,787	198,689
BlackRock Investment Quality Municipal Trust, Inc.	27,375	416,921
BlackRock MuniVest Fund, Inc.	50,204	454,848
BlackRock MuniYield Quality Fund, Inc.	21,652	319,800
BlackRock MuniYield Quality Fund III, Inc.	54,511	734,263
CBRE Clarion Global Real Estate Income Fund	38,873	311,761
ClearBridge Energy MLP Fund, Inc.	7,855	83,577
DoubleLine Opportunistic Credit Fund	18,657	385,827
Eaton Vance Municipal Income Trust	25,731	330,901
Fiduciary/Claymore MLP Opportunity Fund	10,598	83,300
Kayne Anderson MLP Investment Company	6,357	83,595
Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.	79,981	555,868
Nuveen AMT-Free Quality Municipal Income Fund	84,904	1,205,637
Nuveen Enhanced Municipal Value Fund	36,890	538,594
Nuveen Quality Municipal Income Fund	56,207	810,505
PGIM Global High Yield Fund, Inc.	24,383	351,115
PGIM High Yield Bond Fund, Inc.	25,100	373,739
Putnam Municipal Opportunities Trust	33,624	443,164
Tortoise Energy Infrastructure Corporation	4,476	83,388
Tortoise MLP Fund, Inc.	7,449	83,503
Voya Global Equity Dividend and Premium Opportunity Fund	83,013	506,379
Western Asset Emerging Markets Debt Fund, Inc.	59,831	832,848
Total Closed-End Funds
(Cost $12,402,318)		13,039,904

COMMON STOCKS – 5.64%
Annaly Capital Management, Inc. REIT	37,321	335,142
Ellington Residential Mortgage REIT	25,172	273,620
Two Harbors Investment Corp. REIT	24,981	346,487
Total Common Stocks
(Cost $955,370)		955,249

The accompanying notes are an integral part of these financial statements.

Rareview Longevity Income Generation Fund

Schedule of Investments – Continued
October 31, 2019

		Shares	Value
EXCHANGE TRADED FUNDS – 1.00%
iShares Latin America 40 ETF		5,137	$169,983
Total Exchange Traded Funds
(Cost $170,891)			169,983

		Notional
	Contracts	Amount
PURCHASED OPTIONS – 0.18% (a)
Purchased Call Options – 0.18%
Eurodollar 90 Day Futures (d)
Expiration: December 2019,
Exercise Price: $98.38	114	$279,671	2,137
S&P 500 E-Mini 3rd Week Futures
Expiration: November 2019,
Exercise Price: $3,100.00	100	15,179,000	16,500
S&P 500 E-Mini 4th Week Futures (d)
Expiration: November 2019,
Exercise Price: $3,100.00	37	5,616,230	12,580
Total Purchased Options
(Cost $29,010)			31,217

		Shares
SHORT-TERM INVESTMENTS – 15.06%
Money Market Funds – 15.06% (b)(c)
Fidelity Investments Money Market
Government Portfolio, Class I, 1.73%		2,553,390	2,553,390
Total Short-Term Investments
(Cost $2,553,390)			2,553,390
Total Investments
(Cost $16,110,979) – 98.80%			16,749,743
Other Assets in Excess of Liabilities – 1.20%			202,161
Total Net Assets – 100.00%			$16,951,904

ETF – Exchange Traded Fund
MLP – Master Limited Partnership
REIT – Real Estate Investment Trust
(a)	Non-income producing security.
(b)	The rate quoted is the annualized seven-day effective yield as of October 31, 2019.
(c)	A portion of this security has been committed as collateral for open written option and futures contracts. The total value of assets committed as collateral as of October 31, 2019 is $143,678.
(d)	Held in connection with a written option, see Schedule of Written Options for more details.

The accompanying notes are an integral part of these financial statements.

Rareview Longevity Income Generation Fund

Schedule of Written Options
October 31, 2019

		Notional
	Contracts	Amount	Value
WRITTEN OPTIONS
Written Call Options
Eurodollar 90 Day Futures
Expiration: December 2019,
Exercise Price: $98.75	(114)	$(279,671)	$(713)
S&P 500 E-Mini 4th Week Futures
Expiration: November 2019,
Exercise Price: $3,200.00	(37)	(5,616,230)	(740)
Total Written Options
(Premiums received $2,120)			$(1,453)

The accompanying notes are an integral part of these financial statements.

Rareview Longevity Income Generation Fund

Schedule of Open Futures Contracts
October 31, 2019

		Number of			Unrealized
		Contracts	Notional		Appreciation
Expiration Date	Description	Purchased	Amount	Value*	(Depreciation)
LONG FUTURES CONTRACTS
12/20/19	S&P 500 Index Industrial
	Sector (E-Mini)	7	$551,040	$(6,440)	$(2,745)
				$(6,440)	$(2,745)

*	Net value is variation margin receivable (payable).

The accompanying notes are an integral part of these financial statements.

Rareview Longevity Income Generation Fund

Statement of Assets and Liabilities
October 31, 2019

ASSETS:
Investments, at value (Cost $16,110,979)	$16,749,743
Cash	1,477
Deposits at brokers for derivatives	280,074
Dividends and interest receivable	29,211
Receivable from Adviser	4,596
Prepaid expenses and other receivables	10,794
Total assets	17,075,895

LIABILITIES:
Written option contracts, at value (Premiums received $2,120)	1,453
Variation margin for futures contracts	6,440
Payable for investments purchased	45,631
Payable for audit fees	19,500
Payable for administration and fund accounting fees	16,785
Payable for transfer agent fees	9,520
Payable for fund shares redeemed	9,258
Payable for trustees’ fees	2,400
Payable for compliance fees	2,000
Payable for custodian fees	1,324
Broker interest payable	477
Accrued expenses and other liabilities	9,203
Total liabilities	123,991

NET ASSETS	$16,951,904

NET ASSETS CONSISTS OF:
Paid-in capital	$17,371,319
Accumulated deficit	(419,415)
Total net assets	$16,951,904

	Institutional	Retail
	Class Shares	Class Shares
Net assets	$11,459,296	$5,492,608
Shares issued and outstanding(1)	1,146,165	549,144
Net asset value, offering, and redemption price per share(2)	$10.00	$10.00

(1)	Unlimited shares authorized without par value.
(2)	A redemption fee of 2.00% may be charged on shares redeemed within 90 days of purchase.

The accompanying notes are an integral part of these financial statements.

Rareview Longevity Income Generation Fund

Statement Of Operations
For The Year Ended October 31, 2019

INVESTMENT INCOME:
Dividend income	$1,246,049
Interest income	60,582
Total investment income	1,306,631

EXPENSES:
Investment advisory fees (See Note 3)	230,575
Administration and fund accounting fees (See Note 3)	102,759
Transfer agent fees (See Note 3)	56,758
Federal and state registration fees	38,390
Legal fees	22,149
Audit fees	19,500
Compliance fees (See Note 3)	12,000
Reports to shareholders	11,283
Trustees’ fees (See Note 3)	10,365
Other	8,712
Custodian fees (See Note 3)	8,538
Distribution (12b-1) and shareholder servicing fees (See Note 5)
Retail Class	27,277
Institutional Class	5,760
Broker interest expense	4,295
Total expense before reimbursement	558,361
Less: Expense reimbursement by Adviser (See Note 3)	(184,773)
Net expenses	373,588
NET INVESTMENT INCOME	933,043

REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on:
Investments	(750,936)
Written option contracts expired or closed	(65,380)
Future contracts	(216,964)
Net realized loss	(1,033,280)
Net change in unrealized appreciation (depreciation) on:
Investments	1,765,185
Written option contracts	667
Future contracts	(12,840)
Foreign currency translation	(169)
Net change in unrealized appreciation	1,752,843
Net realized and change in unrealized gain on investments	719,563
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,652,606

The accompanying notes are an integral part of these financial statements.

Rareview Longevity Income Generation Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2019	October 31, 2018
OPERATIONS:
Net investment income	$933,043	$661,095
Net realized gain (loss) on investments, written option contracts
expired or closed and futures contracts	(1,033,280)	60,540
Net change in unrealized appreciation (depreciation) on investments, written option contracts, futures contracts
and foreign currency translation	1,752,843	(1,030,903)
Net increase (decrease) in net assets resulting from operations	1,652,606	(309,268)

DISTRIBUTIONS TO SHAREHOLDERS:
From Distributable Earnings:
Institutional Class (See Note 4)	(569,959)	(653,601)
Retail Class (See Note 4)	(394,093)	(471,824)
From Return of Capital:
Institutional Class (See Note 4)	(164,937)	—
Retail Class (See Note 4)	(114,045)	—
Total distributions to shareholders	(1,243,034)	(1,125,425)

CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting
from capital share transactions(1)	(718,828)	2,152,014

NET INCREASE (DECREASE) IN NET ASSETS	(309,256)	717,321

NET ASSETS:
Beginning of year	17,261,160	16,543,839
End of year	$16,951,904	$17,261,160

The accompanying notes are an integral part of these financial statements.

Rareview Longevity Income Generation Fund

Statements of Changes in Net Assets – Continued

(1)	A summary of capital share transactions is as follows:

	Year Ended			Year Ended
	October 31, 2019			October 31, 2018
SHARE TRANSACTIONS:	Shares	Amount		Shares	Amount
Institutional Class:
Issued	231,563	$2,325,069		281,008	$2,848,923
Issued to holders in reinvestment of dividends	60,568	596,454		50,098	510,433
Redeemed	(191,066)	(1,919,318	)+	(199,989)	(2,081,558	)+++
Net increase in Institutional Class	101,065	$1,002,205		131,117	$1,277,798

Retail Class:
Issued	595,891	$5,946,270		105,643	$1,089,013
Issued to holders in reinvestment of dividends	49,280	486,558		45,637	466,439
Redeemed	(813,777)	(8,153,861	)++	(67,296)	(681,236	)++++
Net increase (decrease) in Retail Class	(168,606)	$(1,721,033)		83,984	$874,216
Net increase (decrease) in shares outstanding	(67,541)	$(718,828)		215,101	$2,152,014

+	Net of redemption fees of $1,237.
++	Net of redemption fees of $209.
+++	Net of redemption fees of $134.
++++	Net of redemption fees of $99.

The accompanying notes are an integral part of these financial statements.

Rareview Longevity Income Generation Fund

Financial Highlights

				For the Period
	Year Ended October 31,			Inception through
	2019		2018	October 31, 2017(#)
Institutional Class

PER SHARE DATA(1):

Net asset value, beginning of period	$9.79		$10.69	$10.00

INVESTMENT OPERATIONS:
Net investment income(2)(3)	0.50		0.41	0.39
Net realized and unrealized gain (loss) on investments(4)	0.39		(0.60)	0.62
Total from investment operations	0.89		(0.19)	1.01
Redemption fees	0.00	(5)	0.00 (5)	—
Less distributions:
From net investment income	(0.53)		(0.52)	(0.32)
From net realized gains	(0.00	)(5)	(0.19)	—
From return of capital	(0.15)		—	—
Total distributions	(0.68)		(0.71)	(0.32)
Net asset value, end of period	$10.00		$9.79	$10.69

TOTAL RETURN(6)	9.36%		-1.86%	10.20%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$11,459		$10,233	$9,769
Ratio of gross expenses to average net assets:
Before expense reimbursement(7)(8)	2.79%		2.93%	4.87%
After expense reimbursement(7)(8)	1.82%		1.82%	1.78%
Ratio of broker interest expense to average net assets(7)	0.02%		0.01%	—%
Ratio of operating expenses to average net assets excluding
broker interest expenses (after expense reimbursement)(7)(8)	1.80%		1.81%	1.78%
Ratio of net investment income to average net assets(7)	4.97%		3.99%	3.69%
Portfolio turnover rate(6)(9)	300%		285%	195%

(#)	Inception date of the Fund was November 1, 2016.
(1)	For an Institutional Class share outstanding throughout the periods.
(2)	Calculated based on average shares outstanding during the periods.
(3)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the underlying investment companies in which the Fund invests.

(4)
Net realized and unrealized gain per share in this caption is a balancing amount necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gain on the Statement of Operations due to share transactions for the periods.

(5)	Amount less than $0.005 per share.
(6)	Not annualized for periods less than one year.
(7)	Annualized for periods less than one year.
(8)
These ratios exclude the impact of expenses of the underlying investment companies as represented in the Schedule of Investments. Recognition of net investment income by the Fund is affected by the timing of the underlying investment companies in which the Fund invests.

(9)
The portfolio turnover disclosed is for the Fund as a whole. The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments, short-term options and futures contracts). The denominator includes the average fair value of long positions throughout each period.

The accompanying notes are an integral part of these financial statements.

Rareview Longevity Income Generation Fund

Financial Highlights

				For the Period
	Year Ended October 31,			Inception through
	2019		2018	October 31, 2017(#)
Retail Class

PER SHARE DATA(1):

Net asset value, beginning of period	$9.79		$10.69	$10.00

INVESTMENT OPERATIONS:
Net investment income(2)(3)	0.47		0.38	0.36
Net realized and unrealized gain (loss) on investments(4)	0.39		(0.59)	0.64
Total from investment operations	0.86		(0.21)	1.00
Redemption fees(5)	0.00		0.00	0.00
Less distributions:
From net investment income	(0.50)		(0.50)	(0.31)
From net realized gains	(0.00	)(5)	(0.19)	—
From return of capital	(0.15)		—	—
Total distributions	(0.65)		(0.69)	(0.31)
Net asset value, end of period	$10.00		$9.79	$10.69

TOTAL RETURN(6)	9.02%		-2.18%	10.13%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$5,493		$7,028	$6,775
Ratio of gross expenses to average net assets:
Before expense reimbursement(7)(8)	3.06%		3.20%	5.19%
After expense reimbursement(7)(8)	2.10%		2.09%	2.09%
Ratio of broker interest expense to average net assets(7)	0.02%		0.01%	—%
Ratio of operating expenses to average net assets excluding
broker interest expenses (after expense reimbursement)(7)(8)	2.08%		2.08%	2.09%
Ratio of net investment income to average net assets(7)	4.70%		3.72%	3.37%
Portfolio turnover rate(6)(9)	300%		285%	195%

(#)	Inception date of the Fund was November 1, 2016.
(1)	For a Retail Class share outstanding throughout the periods.
(2)	Calculated based on average shares outstanding during the periods.
(3)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the underlying investment companies in which the Fund invests.

(4)
Net realized and unrealized gain per share in this caption is a balancing amount necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gain on the Statement of Operations due to share transactions for the periods.

(5)	Amount less than $0.005 per share.
(6)	Not annualized for periods less than one year.
(7)	Annualized for periods less than one year.
(8)
These ratios exclude the impact of expenses of the underlying investment companies as represented in the Schedule of Investments. Recognition of net investment income by the Fund is affected by the timing of the underlying investment companies in which the Fund invests.

(9)
The portfolio turnover disclosed is for the Fund as a whole. The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments, short-term options and futures contracts). The denominator includes the average fair value of long positions throughout each period.

The accompanying notes are an integral part of these financial statements.

Rareview Longevity Income Generation Fund

Notes to the Financial Statements
October 31, 2019

1.  ORGANIZATION

Series Portfolios Trust (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated July 27, 2015. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Rareview Longevity Income Generation Fund (the “Fund”) is a “diversified company” as that term is defined in the 1940 Act. Investment advisory services are provided to the Fund by Rareview Capital LLC (the “Adviser”), pursuant to the Investment Advisory Agreement (the “Advisory Agreement”). Neil Azous, by virtue of his ownership of greater than 25% of the Adviser, is considered to be a control person of the Adviser. The Fund does not hold itself out as related to any other series of the Trust for purposes of investment and investor services, nor does it share the same investment adviser with any other series of the Trust.

The primary investment objective of the Fund is to generate long-term capital appreciation and income. The Fund commenced operations on November 1, 2016. The Fund is a “fund of funds,” meaning that under normal market conditions, the Adviser seeks to achieve the Fund’s investment objective by investing primarily in closed-end funds whose share prices trade at a discount or premium relative to the closed-end funds’ underlying asset values. The Fund may also generate income from distributions received from holdings in closed-end funds. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Board Codification (the “Codification”) Topic 946 Financial Services – Investment Companies.

The Fund offers two share classes, the Retail Class and the Institutional Class. Neither class of shares have any front end sales loads or deferred sales charges; however, both classes have a 2.00% redemption fee on shares held 90 days or less, and a shareholder servicing fee of up to 0.15% of daily net assets. The Retail Class shares are subject to a 12b-1 fee of up to 0.25% of average daily net assets.  The Institutional Class is not subject to a 12b-1 fee.

The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies conform with generally accepted accounting principles in  the United States of America (“GAAP”).

A.  Investment Valuation – The following is a summary of the Fund’s pricing procedures. It is intended to be a general discussion and may not necessarily reflect all the pricing procedures followed by the Fund. Equity securities, including common stocks and real estate investment trusts (“REITs”) that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market®, and the Nasdaq Capital Market® exchanges (collectively “Nasdaq”), are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange traded or Nasdaq security does not trade, then the mean between the most recent bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded equity security does not trade on a particular day, then the mean between the last quoted closing bid and asked prices will be used. To the extent that these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Rareview Longevity Income Generation Fund

Notes to the Financial Statements – Continued
October 31, 2019

Exchange traded funds and closed-end funds are valued at the last reported sale price on the exchange on which the security is principally traded. If, on a particular day, an exchange traded fund does not trade, then the mean between the most recent quoted bid and asked prices will be used. To the extent these securities are actively  traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (including money market funds), other than exchange traded funds, are valued at their reported net asset values (“NAV”).

Exchange traded options are valued at the composite mean price, which calculates the mean of the highest bid price and lowest ask prices across the exchanges where the options are principally traded. If the composite mean price is not available, last sale or settlement price may be used.  For non-exchange traded options, models such as Black-Scholes can be used to value the options. On the last trading day prior to expiration, expiring options may be priced at intrinsic value.

Futures contracts are valued at the settlement price on the exchange on which they are principally traded. The settlement price is the average of the prices at which a futures contract trades immediately before the close of trading for the day. Equity swap contract prices are determined by using the same methods used to price the underlying security. These securities are categorized in Level 2 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees (the “Board”). These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share.  The Board has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary.  The Board regularly reviews reports that describe any fair value determinations and methods.

The Fund has adopted authoritative fair value accounting standards which established an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Rareview Longevity Income Generation Fund

Notes to the Financial Statements – Continued
October 31, 2019

The following is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of October 31, 2019:

Investments at Fair Value	Level 1	Level 2	Level 3	Total
Assets
Closed-End Funds	$13,039,904	$—	$—	$13,039,904
Common Stocks	955,249	—	—	955,249
Exchange Traded Funds	169,983	—	—	169,983
Purchased Options	—	31,217	—	31,217
Short-Term Investments	2,553,390	—	—	2,553,390
Total	$16,718,526	$31,217	$—	$16,749,743
Liabilities
Written Call Options	$—	$(1,453)	$—	$(1,453)
Futures Contracts(1)	—	(2,745)	—	(2,745)
Total	$—	$(4,198)	$—	$(4,198)

(1)	Futures contracts are valued at the net unrealized appreciation (depreciation) on the instrument as presented in the Schedule of Open Futures Contracts.

The Fund did not have any Level 3 investments during the year. For the year ended October 31, 2019, there were no transfers into or out of Level 3.

B.  Transactions with Brokers – The Fund’s written options contracts’ and futures contracts’ cash deposits are monitored daily by the Adviser and counterparty. Cash deposits beyond the written option proceeds by the Fund are presented as deposits at brokers for derivatives on the Statement of Assets and Liabilities. These transactions may involve market risk in excess of the amounts receivable or payable reflected on the Statement of Assets and Liabilities.

C.  Written Option Contracts – The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund writes (sells) put or call options for hedging purposes, volatility management purposes, or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. When a Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently priced daily to reflect the current value of the option written. Refer to Note 2 A. for a pricing description. By writing an option, a Fund may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. These contracts may involve market risk in excess of the amounts receivable or  payable reflected on  the Statement of Assets and Liabilities. Refer to  Note 2 O. for further derivative disclosures and Note 2 L. for further counterparty risk disclosure.

When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes gains or losses if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized appreciation or depreciation on the underlying security, and the liability related to such an option is eliminated. When a written call option is exercised, the premium originally received decreases the cost basis of the security and the Fund realizes gains or losses from the sale of the underlying security. When a written put option is exercised, the cost of the security acquired is decreased by the premium received for the put.

Rareview Longevity Income Generation Fund

Notes to the Financial Statements – Continued
October 31, 2019

D.  Purchased Option Contracts – The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund purchases put or call options for hedging purposes, volatility management purposes, or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. When the Fund purchases an option contract, an amount equal to the premiums paid is included in the Statement of Assets and Liabilities as Investments at value, and is subsequently priced daily to reflect the value of the purchased option contract. Refer to Note 2 A. for a pricing description. Refer to Note 2 O. for further derivative disclosures and Note 2 L. for further counterparty risk disclosure.

When option contracts expire or are closed, realized gains or losses are recognized without regard to any unrealized appreciation or depreciation on the underlying securities that may be held by the Fund. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, the premium paid for the put option increases the cost of the underlying security and a gain or loss is realized from the sale of the underlying security.

E.  Futures Contracts – The Fund may enter into futures contracts traded on domestic and international exchanges, including stock index and fixed income futures contracts. The Fund may enter into future contracts for hedging purposes, volatility management purposes, or otherwise to gain, or reduce, long or short exposure to one or more asset classes. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The risks inherent in the use of futures contracts include 1) adverse changes in the value of such instruments and 2) the possible absence of a liquid secondary market for any particular instrument at any time. Refer to Note 2 A. for a pricing description. Refer to Note 2 O. for further derivative disclosures and Note 2 L. for further counterparty risk disclosure.

F.  Cash and Cash Equivalents – The Fund considers highly liquid short-term fixed income investments purchased with an original maturity of less than three months and money market funds to be cash equivalents. Cash equivalents are included in short-term investments on the Schedule of Investments as well as in investments on the Statement of Assets and Liabilities.

G.  Guarantees and Indemnifications – In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

H.  Security Transactions, Income and Expenses – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income and expense is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Interest income is accounted for on the accrual basis and includes amortization of premiums and accretion of discounts on the effective interest method.

I.  Closed-End Funds – The Fund holds certain investments which pay dividends to their shareholders based upon available funds from operations. It is possible for these dividends to exceed the underlying investments’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Distributions received from investments in securities that represent a return of capital or long-term capital gains are recorded as a reduction of the cost of investments or as a realized gain, respectively.

Rareview Longevity Income Generation Fund

Notes to the Financial Statements – Continued
October 31, 2019

J.  Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. 12b-1 fees are expensed at up to 0.25% of average daily net assets of Retail Class shares (See Note 5). Shareholder servicing fees are expensed at an annual rate of up to 0.15% of average daily net assets (See Note 5). Trust Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

K.  Share Valuation – The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days which the New York Stock Exchange (“NYSE”) is closed for trading.

L.  Counterparty Risk – The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor its obligations. The Adviser considers the credit worthiness of each counterparty to a contract in evaluating potential credit risk. Written and purchased option and futures contracts sold on an exchange have minimal counterparty risk; the exchange’s clearinghouse guarantees the options and futures against counterparty nonperformance. Over-the-counter options counterparty risk includes the risk of loss of the full amount of any net unrealized appreciation.

M.  Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

N.  Statement of Cash Flows – Pursuant to the Cash Flows Topic of the Codification, the Fund qualifies for an exemption from the requirement to provide a statement of cash flows and has elected not to provide a statement of cash flows.

O.  Derivatives – The Fund may utilize derivative instruments such as options, futures and other instruments with similar characteristics to the extent that they are consistent with the Fund’s respective investment objectives and limitations. The use of these instruments may involve additional investment risks, including the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities. Derivatives also may create leverage which will amplify the effect of their performance on the Fund and may produce significant losses. Refer to Note 7 for further derivative disclosure.

The Fund has adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect the Fund’s Statement of Assets and Liabilities and Statement of Operations. For the year ended October 31, 2019, the Fund’s monthly average quantity and notional value are described below:

	Average	Average
	Quantity	Notional Value
Purchased Option Contracts	1,685	$18,080,148
Written Option Contracts	550	$8,375,961
Long Futures Contracts	77	$18,590,453
Short Futures Contracts	85	$19,219,451

Rareview Longevity Income Generation Fund

Notes to the Financial Statements – Continued
October 31, 2019

Statement of Assets and Liabilities

Fair values of derivative instruments as of October 31, 2019:

	Statement of Assets and	Fair Value
Derivatives	Liabilities Location	Assets	Liabilities
Purchased Option Contracts:
Equity	Investments, at value	$29,080	$—
Interest Rate	Investments, at value	2,137	—
Written Option Contracts:
Equity	Written option
	contracts, at value	—	740
Interest Rate	Written option
	contracts, at value	—	713
Futures Contracts:
Equity	Variation margin for futures contracts	—	6,440
Total		$31,217	$7,893

Statement of Operations

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2019:

	Net Realized Gain (Loss) on Derivatives
	Purchased	Written	Futures
Derivatives	Option Contracts*	Option Contracts	Contracts	Total
Commodity Contracts	$(28,553)	$—	$174	$(28,379)
Foreign Exchange Contracts	(9,335)	303	27,774	18,742
Equity Contracts	(329,025)	129,603	(59,216)	(258,638)
Interest Rate Contracts	167,621	(195,286)	(185,696)	(213,361)
Total	$(199,292)	$(65,380)	$(216,964)	$(481,636)

	Net Change in Unrealized Appreciation (Depreciation) on Derivatives
	Purchased	Written	Futures
Derivatives	Option Contracts**	Option Contracts	Contracts	Total
Commodity Contracts	$16,962	$—	$—	$16,962
Foreign Exchange Futures Contracts	—	—	(10,095)	(10,095)
Equity Contracts	56,000	132	(2,745)	53,387
Interest Rate Contracts	9,463	535	—	9,998
Total	$82,425	$667	$(12,840)	$70,252

*	The amounts disclosed are included in net realized gain (loss) on investments.
**	The amounts disclosed are included in net change in unrealized appreciation/depreciation on investments.

Rareview Longevity Income Generation Fund

Notes to the Financial Statements – Continued
October 31, 2019

3.  RELATED PARTY TRANSACTIONS

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 1.20% of the Fund’s average daily net assets.

The Fund’s Adviser has contractually agreed to reduce its management fees and/or absorb expenses of the Fund to ensure that total annual operating expenses after fee waiver and/or expense reimbursement (excluding distribution fees – Retail Class (See Note 5), shareholder servicing fees (See Note 5), any acquired fund fees and expenses, taxes, interest, brokerage fees (including commissions, mark-ups and mark-downs), other transactional expenses, expenses incurred in connection with a merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.75% of the Fund’s average daily net assets. Fees waived and reimbursed expenses are subject to possible recoupment from the Fund in future years on a rolling three year basis (i.e. within 36 months after the fees have been waived or reimbursed) not to exceed the expense limitation in place at the time such amounts were waived or reimbursed. The Operating Expenses Limitation Agreement is intended to be continual in nature and cannot be terminated within a year after the effective date of the Fund’s prospectus and subject thereafter to termination at any time upon 60 days written notice and approval by the Board and the Adviser with the consent of the Board. Waived fees and reimbursed expenses subject to potential recovery within the year of expiration are as follows:

Expiration	Amount
10/31/20	$227,968
10/31/21	$188,897
10/31/22	$184,773

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”) acts as the Fund’s Administrator, transfer agent, and fund accountant. U.S. Bank N.A. (the “Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Board; monitors the activities of the Fund’s custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals. The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator. A trustee of the Trust is an officer of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums. Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the year ended October 31, 2019, are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator. A Trustee of the Trust is affiliated with Fund Services and the Custodian. This same Trustee is an interested person of the Distributor.

The beneficial ownership, either directly or indirectly, of more than 25% of a fund’s voting securities creates a presumption of control. At October 31, 2019, 88.13% of the shares outstanding of the Retail Class were owned by two omnibus accounts. At October 31, 2019, 69.71% of the shares outstanding of the Institutional Class were owned by three omnibus accounts. Shareholders with a controlling interest could affect the outcome of proxy voting or direction of management of the Fund.

Rareview Longevity Income Generation Fund

Notes to the Financial Statements – Continued
October 31, 2019

4.  TAX FOOTNOTE

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required. As of and during the year ended October 31, 2019, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the year ended October 31, 2019, the Fund did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. The Fund is subject to examination by taxing authorities for the tax period since the commencement of operations.

At October 31, 2019, the components of accumulated deficit on a tax basis were as follows:

Investments
Tax cost of investments*	$16,198,561
Gross unrealized appreciation	$682,494
Gross unrealized depreciation	(135,510)
Net unrealized appreciation	546,984
Undistributed ordinary income	—
Undistributed long-term capital gains	—
Other accumulated losses	(966,399)
Total accumulated deficit	$(419,415)

*	Represents cost for federal income tax purposes and differs from the cost for financial reporting purposes due to wash sales and derivatives.

As of October 31, 2019, the Fund had short-term and long-term capital loss carryovers of $604,966 and $361,433, respectively, which will be permitted to be carried over for an unlimited period. A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Fund’s taxable period subsequent to October 31 and December 31st, respectively. For the taxable year ended October 31, 2019, the Fund does not plan to defer any qualified late year losses.

Distributions to Shareholders – The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, quarterly. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the quarter from net investment income or net realized capital gains may differ from their treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. The permanent differences were due to closed-end fund adjustments. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the year ended October 31, 2019, the following table shows the reclassifications made:

Accumulated Deficit	Paid-in Capital
$56,524	$(56,524)

Rareview Longevity Income Generation Fund

Notes to the Financial Statements – Continued
October 31, 2019

The tax character of distributions paid during the year ended October 31, 2019 and October 31, 2018, were as follows:

	Ordinary	Long-Term	Return of
	Income*	Capital Gain	Capital	Total
2019	$960,661	$3,391	$278,982	$1,243,034
2018	1,096,050	29,375	—	1,125,425

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

5.  DISTRIBUTION & SHAREHOLDER SERVICING FEES

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in the Retail Class. The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the Retail Class average daily net assets. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan represent compensation for distribution and service activities, not reimbursements for specific expenses incurred. For the year ended October 31, 2019, the Retail Class incurred expenses of $20,856 pursuant to the Plan.

The Fund has entered into a shareholder servicing agreement (the “Agreement”) with the Adviser, under which the Fund may pay servicing fees at an annual rate of up to 0.15% of the average daily net assets in the Retail Class and Institutional Class. Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of the Fund. The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Fund and includes establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request. For the year ended October 31, 2019, the Retail Class and Institutional Class incurred expenses of $6,421 and $5,760 pursuant to the Agreement, respectively.

Distribution and shareholder servicing fees are not subject to the Operating Expenses Limitation Agreement (see Note 3) to reduce management fees and/or absorb Fund expenses by the Adviser. Distribution and shareholder servicing fees will increase the expenses beyond the Operating Expenses Limitation Agreement rate of 1.75%.

6.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments and short-term options and futures, by the Fund for the year ended October 31, 2019, were as follows:

	Purchases	Sales
U.S. Government	$—	$—
Other	$49,591,329	$49,962,653

Rareview Longevity Income Generation Fund

Notes to the Financial Statements – Continued
October 31, 2019

7.  OFFSETTING ASSETS AND LIABILITIES

The Fund is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement. Interactive Brokers is the prime broker for exchange traded derivatives. Refer to Note 2 O. for further derivative disclosure.

		Gross	Net Amounts	Gross Amounts not
	Gross	Amounts	Presented	offset in the Statement
	Amounts of	Offset in the	in the	of Assets and Liabilities
	Recognized	Statement of	Statement		Collateral
	Assets/	Assets and	of Assets	Financial	Received/	Net
	Liabilities	Liabilities	and Liabilities	Instruments	Pledged	Amount
Assets:
Description
Futures Contracts*	$—	$—	$—	$—	$—	$—
	$—	$—	$—	$—	$—	$—

Liabilities:
Description
Written Option Contracts	$1,453	$—	$1,453	$—	$1,453	$—
Futures Contracts*	6,440	—	6,440	—	6,440	—
	$7,893	$—	$7,893	$—	$7,893	$—

*
Reflects the net variation margin of futures contracts as reported in the Fund’s Schedule of Open Futures Contracts.  Only the current day variation margin for futures contracts is separately reported within the Fund’s Statement of Assets and Liabilities.

8.  SUBSEQUENT EVENTS

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

As of November 22, 2019, Jennifer E. Kienbaum no longer serves as Chief Compliance Officer and Anti-Money Laundering Officer. As of November 26, 2019, Donna M. Barrette has replaced Ms. Kienbaum as Chief Compliance Officer and Anti-Money Laundering Officer.

On November 25, 2019, U.S. Bancorp, the parent company of Quasar Distributors, LLC, the Fund’s distributor, announced that it had signed a purchase agreement to sell Quasar to Foreside Financial Group, LLC such that Quasar will become a wholly-owned broker-dealer subsidiary of Foreside.  The transaction is expected to close by the end of March 2020.  Quasar will remain the Fund’s distributor at the close of the transaction, subject to Board approval.

Rareview Longevity Income Generation Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of Rareview Longevity Income Generation Fund and
Board of Trustees of Series Portfolios Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedules of investments, written options, and open futures contracts, of Rareview Longevity Income Generation Fund (the “Fund”), a series of Series Portfolios Trust, as of October 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the three periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2016.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
December 23, 2019

Rareview Longevity Income Generation Fund

Board Consideration of Investment Advisory Agreement (Unaudited)
October 31, 2019

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board” or the “Trustees”) of Series Portfolios Trust (the “Trust”), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and who are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine annually whether to approve the continuation of the Trust’s investment advisory agreements.

At an in-person meeting held on July 24, 2019 (the “Meeting”), the Board, including the Independent Trustees, considered and approved the continuance of the advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of the Rareview Longevity Income Generation Fund (the “Fund”), and Rareview Capital LLC (“Rareview”), for an additional one-year term. At the Meeting, the Board considered the factors and reached the conclusions described below in reviewing and approving Rareview to continue serving as the Fund’s investment adviser for another year.

In connection with the annual review process and in advance of the Meeting, Rareview provided information to the Board in response to requests submitted to it by U.S. Bank Global Fund Services (“Fund Services”), the Fund’s administrator, on behalf of the Board, to facilitate the Board’s evaluation of the terms of the Advisory Agreement. The information furnished by Rareview included materials describing, among other matters: (i) the nature, extent, and quality of the services provided by Rareview, including Rareview’s portfolio manager and other personnel, and the investment practices and techniques used by Rareview in managing the Fund; (ii) the historical investment performance of the Fund; (iii) the management fees payable by the Fund to Rareview and the Fund’s overall fees and operating expenses compared with those of a peer group of mutual funds; (iv) Rareview’s profitability and economies of scale; and (v) other ancillary or “fall-out” benefits Rareview and/or its affiliates may receive based on their relationships with the Fund.  In addition to the Meeting, the Board met telephonically on July 12, 2019 with Fund Services to discuss the materials that had been furnished by Rareview in response to the information requests.  The Board also met periodically over the course of the year. At these meetings, representatives of Rareview furnished quarterly reports and other information to the Board regarding the performance of the Fund, the services provided to the Fund by Rareview, and compliance and operational matters related to the Fund and Rareview.

In considering and approving the Advisory Agreement for another year, the Board considered the information it deemed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through previous interactions with Rareview. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors. The Independent Trustees were assisted in their evaluation of the Advisory Agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from management and the Interested Trustee. The following summarizes a number of relevant, but not necessarily all, factors considered by the Board in reaching its determination.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND

The Board considered the nature, extent and quality of services provided to the Fund by Rareview under the Advisory Agreement. This information included, among other things, the qualifications, background, tenure and responsibilities of the portfolio manager who is primarily responsible for the day-to-day portfolio management of the Fund. It also included information about Rareview’s investment process and portfolio strategy for the Fund, the approach to security selection and the overall positioning of the Fund’s portfolio. The Board noted that Rareview had been managing the Fund’s portfolio since its inception.

Rareview Longevity Income Generation Fund

Board Consideration of Investment Advisory Agreement (Unaudited) – Continued
October 31, 2019

The Board evaluated the ability of Rareview, based on attributes such as its financial condition, resources and reputation, to attract and retain qualified investment professionals. The Board further considered Rareview’s compliance program and its compliance record since the inception of the Fund, noting no material deficiencies.

Based on the above factors, as well as those discussed below, the Board concluded, within the context of its full deliberations, that Rareview is capable of continuing to provide services of the nature, extent and quality contemplated by the terms of the Advisory Agreement.

INVESTMENT PERFORMANCE

The Board considered the Fund’s investment performance information as of December 31, 2018 as compared to its benchmark index, the Morningstar Multi-Asset High Income Total Return Index, noting the Fund’s Institutional Class shares underperformed the index for the one-year period, but that the Fund’s Institutional Class shares performed inline with the index for the since-inception period. Additionally, the Board considered the Fund’s investment performance for the year-to-date and one-year periods ended March 31, 2019 as compared to a peer group derived from funds in the Morningstar, Inc. (“Morningstar”) US Fund Allocation – 30% to 50% Equity Funds category. The Board noted that the Fund’s Institutional Class and Retail Class shares outperformed the Morningstar peer group average and median for both periods.

The Board noted the Fund had limited operating history that prevented consideration of performance over the longer term. The Board further noted it would continue to review the Fund’s performance on an on-going basis and in connection with future reviews of the Advisory Agreement.

FEES AND EXPENSES

The Board reviewed and considered the contractual investment management fee rate payable by the Fund to Rareview for investment management services (the “Management Fee Rate”). Among other information reviewed by the Board was a comparison of the Management Fee Rate of the Fund with those of other funds in an expense group (the “Expense Group”) that was derived from information provided by Morningstar based on screening criteria applied by Fund Services in consultation with Rareview. The Board noted that the Management Fee Rate was higher than the Expense Group average and median.

The Board received and evaluated information about the nature and extent of responsibilities and duties assumed by Rareview. The Board noted Rareview reported that it does not serve as an investment adviser or sub-adviser to mutual funds other than the Fund.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Management Fee Rate was not unreasonable in light of the services expected to be covered, and those currently being covered, by the Advisory Agreement.

The Board received and considered information regarding the Fund’s net operating expense ratios and their various components, including contractual and/or estimated management fees, administrative fees, custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board recognized that Rareview had entered into an expense limitation agreement (the “Expense Limitation Agreement”) to limit the total annual fund operating expenses of each class of the Fund (excluding Rule 12b-1 fees, shareholder servicing fees, redemption fees, swap fees and expenses,

Rareview Longevity Income Generation Fund

Board Consideration of Investment Advisory Agreement (Unaudited) – Continued
October 31, 2019

dividends and interest on short positions, taxes, leverage interest, brokerage fees (including commissions, mark-ups and mark-downs), annual account fees for margin accounts, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) to 1.75% of the average daily net assets. The Board considered the net operating expense ratios in comparison to the average and median ratios of the Expense Group. The Board received a description of the methodology and screening criteria used by Fund Services to select the mutual funds and share classes in the Expense Group. The Board noted the Fund’s net expense ratio for both Institutional Class and Retail Class shares was higher than the average ratio and median ratio of the Expense Group.

Based on its consideration of the factors and information it deemed relevant, including the distinguishing features of the Fund as described above, the Board concluded that the expense structure of the Fund supported the continuation of the Advisory Agreement.

PROFITABILITY AND ECONOMIES OF SCALE

The Board requested and received a report on Rareview’s revenue and expenses resulting from services provided to the Fund pursuant to the Advisory Agreement for the twelve months ended March 31, 2019. The Board recognized that Rareview was not currently experiencing any net profits from its management of the Fund. The Board also recognized that the Fund had limited operating history and that Rareview expected to be profitable over time as the Fund continued to increase its assets under management. The Board noted that it would have an opportunity to consider Rareview’s profitability in the context of future contract renewals.

With respect to economies of scale, the Board considered that the Fund had limited operating history and that the Fund had experienced growth since it commenced operations. The Board was advised that the Expense Limitation Agreement limits costs to shareholders and provides a means of sharing potential economies of scale with the Fund. The Board noted that it would have an opportunity to consider economies of scale in the context of future contract renewals as Rareview continues to expand its operations and the Fund grows.

ANCILLARY BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Board received and considered information regarding ancillary or “fall-out” benefits to Rareview as a result of its relationship with the Fund. Ancillary benefits could include, among others, benefits attributable to research credits generated by Fund portfolio transactions. In this regard, Rareview confirmed it had benefited firm-wide from research credits generated by Fund portfolio transactions over the past twelve months. Ancillary benefits could also include benefits potentially derived from an increase in Rareview’s business as a result of its relationship with the Fund (such as the ability to market to shareholders other potential financial products and services offered by Rareview, or to operate other products and services that follow investment strategies similar to those of the Fund). Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Rareview were unreasonable.

CONCLUSIONS

In considering the renewal of the Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances.  After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the Advisory Agreement for an additional one-year term.

Rareview Longevity Income Generation Fund

Additional Information (Unaudited)
October 31, 2019

TRUSTEES AND OFFICERS

Number of
Portfolios
				in Fund	Other
	Positions	Term of Office		Complex(2)	Directorships
Name and	with	and Length of	Principal Occupations	Overseen	Held During
Year of Birth	the Trust	Time Served	During Past Five Years	by Trustees	Past Five Years

Independent Trustees of the Trust(1)

Koji Felton	Trustee	Indefinite Term;	Counsel, Kohlberg Kravis	1	Independent
(born 1961)		Since	Roberts & Co. L.P.		Trustee,
		September	(2013 – 2015).		Listed Funds
		2015.			Trust
(Since 2019).

Debra McGinty-Poteet	Trustee	Indefinite Term;	Retired.	1	Independent
(born 1956)		Since			Trustee,
		September			First Western
		2015.			Funds Trust
(Since
May 2015).

Daniel B. Willey	Trustee	Indefinite Term;	Retired. Chief Compliance	1	None
(born 1955)		Since	Officer, United Nations
		September	Joint Staff Pension Fund
		2015.	(2009 – 2017).
Interested Trustee

Dana L. Armour(3)	Chair,	Indefinite Term;	Senior Vice President,	1	None
(born 1968)	Trustee	Since	U.S. Bank (since 1988).
September
2015.
Officers of the Trust

Ryan L. Roell	President	Indefinite Term;	Assistant Vice	Not	Not
(born 1973)	and	Since	President, U.S.	Applicable	Applicable
	Principal	July	Bank Global Fund
	Executive	2019.	Services (since 2005).
Officer

Cullen O. Small	Vice	Indefinite Term;	Vice President, U.S. Bank	Not	Not
(born 1987)	President,	Since	Global Fund Services	Applicable	Applicable
	Treasurer	January	(since 2010).
	and	2019.
Principal
Financial
Officer

Rareview Longevity Income Generation Fund

Additional Information (Unaudited) – Continued
October 31, 2019

Number of
Portfolios
				in Fund	Other
	Positions	Term of Office		Complex(2)	Directorships
Name and	with	and Length of	Principal Occupations	Overseen	Held During
Year of Birth	the Trust	Time Served	During Past Five Years	by Trustees	Past Five Years

Jennifer E. Kienbaum(4)	Chief	Indefinite Term;	Vice President, U.S. Bank	Not	Not
(born 1979)	Compliance	Since	Global Fund Services	Applicable	Applicable
	Officer and	January	(since 2016); Director of
	Anti-Money	2017.	Compliance, Catholic
	Laundering		Financial Life, and
	Officer		Supervising Principal,
MWA Financial
Services
(2012 – 2016).

Donna Barrette	Chief	Indefinite Term;	Senior Vice President	Not	Not
(born 1966)	Compliance	Since	and Compliance Officer,	Applicable	Applicable
	Officer and	November	U.S. Bancorp Fund
	Anti-Money	2019.	Services, LLC since
	Laundering		August 2004.
Officer

Adam W. Smith	Secretary	Indefinite Term;	Vice President,	Not	Not
(born 1981)		Since	U.S. Bank Global	Applicable	Applicable
		June	Fund Services
		2019.	(since 2012).

Hailey S. Glaser	Assistant	Indefinite Term;	Assistant Vice President,	Not	Not
(born 1989)	Treasurer	Since	U.S. Bank Global Fund	Applicable	Applicable
		July	Services (since 2015);
		2019.	Audit Senior, Deloitte &
Touche LP
(2012 – 2015).

Kristen M. Pierson	Assistant	Indefinite Term;	Assistant Vice President,	Not	Not
(born 1979)	Treasurer	Since	U.S. Bank Global Fund	Applicable	Applicable
		July	Services (since 2017);
		2019.	Lead Fund Accountant,
UMB Fund Services, Inc.
(2006 – 2017).

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined by the 1940 Act (“Independent Trustees”).
(2)
As of October 31, 2019, the Trust was comprised of 9 active series (including the Fund) managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series within the Trust.

(3)
Ms. Armour is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that she is a board member and an interested person of Quasar Distributors, LLC, the Fund's principal underwriter.

(4)	Refer to Note 8 within the Financial Statements.

Rareview Longevity Income Generation Fund

Additional Information (Unaudited) – Continued
October 31, 2019

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Part F of Form N-PORT (beginning with filings after March 31, 2020), which is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q or Part F of Form N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Form N-Q or Part F of Form N-PORT is available without charge upon request by calling 1-888-783-8637.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-888-783-8637. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30, is available (1) without charge, upon request, by calling 1-888-783-8637, or (2) on the SEC’s website at www.sec.gov.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the year ended October 31, 2019, certain dividends paid by the Fund may be reported as qualified dividend income (QDI) and may be eligible for taxation at capital gains rates.  The percentage of dividends declared from ordinary income designated as QDI was 4.37%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2019 was 2.04%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(c) was 0.00%.

Rareview Longevity Income Generation Fund

Privacy Notice (Unaudited)

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and/or
•	Information about your transactions with us or others

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

INVESTMENT ADVISER
Rareview Capital LLC
1266 East Main Street, Suite 700R
Stamford, CT 06902

DISTRIBUTOR
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202

LEGAL COUNSEL
Goodwin Procter LLP
901 New York Avenue NW
Washington, DC 20001

This report must be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the
Fund’s trustees and is available without charge upon request by calling 1-888-783-8637.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

File:  A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Debra McGinty-Poteet is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning; including reviewing the Fund’s tax returns and distribution calculations. There were no “other services” provided by the principal accountant.  For the fiscal years ended October 31, 2019 and October 31, 2018, the Fund’s principal accountant was Cohen & Company, Ltd.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2019	FYE 10/31/2018
Audit Fees	$16,000	$16,000
Audit-Related Fees	$0	$0
Tax Fees	$3,500	$3,500
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2019	FYE 10/31/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two fiscal years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 10/31/2019	FYE 10/31/2018
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management
Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below:  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Series Portfolios Trust

By (Signature and Title)*    /s/ Ryan Roell
Ryan Roell, President

Date  12/23/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Ryan Roell
Ryan Roell, President

Date  12/23/2019

By (Signature and Title)*    /s/ Cullen Small
Cullen Small, Treasurer

Date  12/23/2019

* Print the name and title of each signing officer under his or her signature.